SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

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PEMCO AVIATION GROUP, INC.

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Pemco Aviation Group, Inc.

1943 North 50th Street

Birmingham, Alabama 35212

April 11, 2006

To the stockholders of Pemco Aviation Group, Inc.:

You are cordially invited to attend the annual meeting (the “Annual Meeting”) of stockholders of Pemco Aviation Group, Inc., a Delaware corporation (the “Company”), to be held at 9:00 a.m., local time, on Thursday, May 11, 2006, at the Company’s principal executive offices at 1943 North 50th Street, Birmingham, Alabama 35212. Notice of the Annual Meeting, a Proxy Statement and a form of Proxy accompany this letter. Also enclosed is the Company’s 2005 Annual Report on Form 10-K.

Information about the Annual Meeting and the various matters on which the stockholders will act is included in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement. Please carefully consider the enclosed Proxy Statement and execute and return your Proxy so that the Company may be assured of the presence of a quorum at the Annual Meeting. A postage prepaid envelope is enclosed for your convenience in replying. The prompt return of your Proxy will be of great assistance in reducing the expense of subsequent mailings. If you attend the Annual Meeting, and so elect, you may withdraw your Proxy and vote in person.

Sincerely,

Ronald A. Aramini

President and Chief Executive Officer

Pemco Aviation Group, Inc.

1943 North 50th Street

Birmingham, Alabama 35212

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

To the stockholders of Pemco Aviation Group, Inc.:

Notice is hereby given that the annual meeting of stockholders (the “Annual Meeting”) of Pemco Aviation Group, Inc. (the “Company”) will be held at 9:00 a.m., local time, on Thursday, May 11, 2006, at the Company’s principal executive offices at 1943 North 50th Street, Birmingham, Alabama 35212.

The Annual Meeting is being called for the following purposes:

1.	To elect two Class III directors to serve on the board of directors of the Company (the “Board”) for a three-year term expiring at the 2009 annual meeting.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on March 23, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

The Board unanimously recommends that you vote in favor of the election to the Board of each nominee named in the Proxy Statement.

Accompanying this Notice of Annual Meeting is a Proxy. Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed Proxy and return it promptly. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

All stockholders are cordially invited to attend the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Ronald A. Aramini

President and Chief Executive Officer

Birmingham, Alabama

April 11, 2006

Pemco Aviation Group, Inc.

1943 North 50th Street

Birmingham, Alabama 35212

PROXY STATEMENT

General

The board of directors (the “Board”) of Pemco Aviation Group, Inc. (the “Company”) is soliciting the enclosed Proxy for use at the annual meeting of stockholders to be held on May 11, 2006, at 9:00 a.m., local time, at the principal executive offices of the Company located at 1943 North 50th Street, Birmingham, Alabama 35212 (the “Annual Meeting”). This Proxy Statement was first mailed to stockholders on or about April 11, 2006.

All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting in person. In any event, please complete, sign, date and return the Proxy in the enclosed envelope.

Voting

Stockholders of record at the close of business on March 23, 2006 will be entitled to vote at the Annual Meeting. As of March 23, 2006, 4,120,486 shares of common stock, par value $.0001 per share, of the Company (the “Common Stock”) were outstanding. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock, present in person or represented by proxy at the Annual Meeting, constitutes a quorum.

Once a quorum of the stockholders is established, the following votes are required to approve each item of business at the meeting:

•	Election of Class III Directors: A plurality of the votes cast at the Annual Meeting (in person or by proxy) is required to approve the election of Class III directors.

•	Other Items: The affirmative vote of the holders of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve any other items of business.

Abstentions and “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum.

Revocability of Proxies

A Proxy may be revoked by written notice to the Vice President—Legal and Corporate Affairs of the Company at any time prior to the voting of the Proxy, by executing a later-dated Proxy or by attending the Annual Meeting and voting in person. Unless instructed to the contrary, unrevoked Proxies will be voted for the election of the nominees to the Board.

Solicitation

The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement and Proxy is being borne by the Company.

PROPOSAL 1

ELECTION OF CLASS III DIRECTORS

General

The Board currently consists of seven directors that are divided into three classes, with staggered terms of office. The term of office of each class expires in successive years. The term for the Class I directors, Messrs. Aramini, Bowling and Yates, will expire in 2007. The term for the Class II directors, Messrs. Wilson and Richards, will expire in 2008. The term for the Class III directors, Messrs. Joyal and Tennenbaum, expires at the Annual Meeting. The Board is recommending the election of Robert E. Joyal and Michael E. Tennenbaum as Class III directors. Each of the Class III directors elected at this Annual Meeting will serve a three-year term expiring at the 2009 Annual Meeting of Stockholders or until his respective successor is elected and qualified, or until his earlier resignation or removal.

Vote Required; Board Recommendation

The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to elect the two director nominees to the Board. Accordingly, abstentions and broker non-votes as to the election of directors will not affect the election of the nominees receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the Proxies will be voted for the election of each of the two nominees named below as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the shares represented by the Proxies will be voted for another person or persons designated by the Board. In no event will the Proxies be voted for more than two nominees.

The Board unanimously recommends that you vote in favor of the election to the Board of each nominee named in this Proxy Statement.

Director Nominees and Current Directors

The names of the nominees and the directors who will continue to serve unexpired terms and certain information relating to them, including the business experience of each, follow.

Nominees

Robert E. Joyal (age 61) was appointed to the Board in 2003. Mr. Joyal was the President of David L. Babson & Company, Inc. (“Babson”), an investment management firm, a position that he held from 2001 until his retirement in June 2003. Mr. Joyal served as Managing Director of Babson from 2000 to 2001. He also served as Executive Director (1997-1999) and Vice President and Managing Director (1987-1997) of the Massachusetts Mutual Life Insurance Company. Mr. Joyal is a trustee of each of MassMutual Corporate Investors and MassMutual Participation Investors and a director of MassMutual Select Funds and the MM Series Investment Fund. Mr. Joyal is also a director of York Enhanced Strategies Fund and a director of Jefferies Group, Inc.

Michael E. Tennenbaum (age 70) was appointed Chairman of the Board in 1999. Mr. Tennenbaum has been the managing member of Tennenbaum & Co., LLC, a private investment firm, since its inception in June 1996 and is the Senior Partner of Tennenbaum Capital Partners, LLC (“TCP”). Mr. Tennenbaum currently serves on the Board of Directors of several privately held companies. From February 1993 until June 1996, Mr. Tennenbaum was a Senior Managing Director of Bear, Stearns & Co., Inc., an investment bank, and also held the position of Vice Chairman, Investment Banking. Mr. Tennenbaum received a B.S. from the Georgia Institute of Technology in Industrial Engineering and an M.B.A., with honors, from Harvard University.

Directors Whose Terms Expire in 2007

Ronald A. Aramini (age 60) was appointed as a member of the Board and became President and Chief Executive Officer of the Company in 2000. From 1996 to 1999, Mr. Aramini served as the Senior Vice

President-Operations for America West Airlines, Inc. Prior to this position, he served as President and Chief Executive Officer of Allegheny Airlines from 1993 to 1996.

Harold T. “Skip” Bowling (age 71) was appointed to the Board in 1999 and as Vice Chairman of the Board in 2000. Mr. Bowling was an executive with Lockheed Martin for 43 years. From 1995 until his retirement in 1997, he served as President of Lockheed Martin Aeronautics International (military/commercial aircraft maintenance/modification business). Mr. Bowling serves on the Board of Trustees for St. Joseph Hospital in Burbank, California. Mr. Bowling received a B.S. in Aeronautical Engineering from the Georgia Institute of Technology and an M.B.A. from Georgia State University.

Ronald W. Yates (age 67) was appointed as a member of the Board in December 2001. General Yates is an independent consultant to the aerospace industry. General Yates retired as a four star General from the U.S. Air Force in 1995, after 35 years of service, the last three of which were spent commanding the day-to-day operations of the Air Force Material Command. General Yates serves on the Board of Directors for On Stream Media Corp. and is a trustee under a special security arrangement with Eagle Picher Corp. Additionally, General Yates is a member of the Board of Visitors of the National Defense University. He is a graduate of the U.S. Air Force Academy and received a Masters Degree in Systems Management from the University of Southern California.

Directors Whose Terms Expire in 2008

Hugh Steven Wilson (age 58) was appointed as a member of the Board on March 13, 2006 after the resignation of Mark K. Holdsworth. He has been a Managing Partner of TCP, a private investment firm, since January 1, 2005. Prior to joining TCP, Mr. Wilson was a partner at the international law firm of Latham & Watkins LLP. He was Global Co-Chair of Latham & Watkins’ Mergers and Acquisitions Practice Group and former Chairman of the national Litigation Department and the national Mergers and Acquisitions Litigation Practice Group. He is a graduate of the University of Chicago Law School and received a Master of Laws degree from Harvard Law School. Mr. Wilson received his undergraduate degree from Indiana University.

Thomas C. Richards (age 76) was appointed as a member of the Board in 1995. General Richards was President of the National Security Industrial Association of Washington, D.C., a nonprofit corporation, from 1995 until 1997. General Richards has served as a consultant to The Mitre Corporation of Fairfax, Virginia, Mantech International of Fairfax, Virginia, and ICON Systems of San Diego, California, companies involved in the aviation and defense industry, since 1994. He was appointed by the President of the United States as the Administrator of the Federal Aviation Administration from 1991 to 1992, after having served on the Aviation Security and Terrorism Commission, which was formed by the President of the United States to review the Pan Am 103 accident. General Richards retired as a four star General from the U.S. Air Force in 1989 after 33 years of service, the last three of which were spent commanding the day-to-day operations of the U.S. European Command. General Richards currently serves on the advisory board of the Falcon Foundation. He received a B.A. from the Virginia Institute of Technology and an M.A. in Communications from Pennsylvania State University and attended the Army War College.

Director Independence

The Board has affirmatively determined that Messrs. Joyal, Tennenbaum, Bowling, Yates, Wilson, and Richards are independent under The NASDAQ Stock Market, Inc. Marketplace Rules.

Information Concerning the Board and Certain Committees Thereof

The Board.    The Board held seven meetings during 2005. All incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings of the committees of the Board on which such directors served. The independent directors hold executive sessions without management on a regular basis.

Audit Committee.    The Company has a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee, which currently consists of Messrs. Joyal, Richards and Yates, met 14 times during 2005. The Board has determined that Mr. Joyal is an “audit committee financial expert” as that phrase is defined under the regulations promulgated by the Securities and Exchange Commission (the “SEC”). All of the members of the Audit Committee are “independent directors” as defined in The NASDAQ Stock Market, Inc. Marketplace Rules and are “independent” under applicable SEC rules.

The Audit Committee operates under a written charter adopted by the Board on April 21, 2004, a copy of which was attached to the 2004 Proxy Statement as Appendix A. The Audit Committee reviews the annual audits by the Company’s independent public accountants, reviews and evaluates internal accounting controls, recommends the selection of the Company’s independent public accountants, reviews and passes upon (or ratifies) related party transactions and conducts such reviews and examinations as it deems necessary with respect to the practices and policies of, and the relationship between, the Company and its independent public accountants. See “AUDIT COMMITTEE REPORT.”

Compensation Committee.    The Compensation Committee, which currently consists of Messrs. Richards and Bowling, met two times during 2005. All members of the Compensation Committee are “independent directors” as defined in The NASDAQ Stock Market, Inc. Marketplace Rules. The Compensation Committee makes recommendations to the Board on executive compensation and selects those persons eligible to receive grants of stock, stock options and stock appreciation rights under the Company’s Nonqualified Stock Option Plan. See “COMPENSATION COMMITTEE REPORT.”

Executive Committee.    The Executive Committee, which currently consists of Messrs. Tennenbaum and Bowling, did not meet during 2005. The primary function of the Executive Committee is director-level review and approval of non-routine matters of significance during the periods between scheduled meetings of the Board.

Finance Committee.    The Finance Committee, which currently consists of Messrs. Wilson, Joyal and Bowling, met ten times during 2005. The primary function of the Finance Committee is to monitor the periodic financial results of the Company and evaluate the performance of investment managers for the Company’s pension plan.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee currently consists of Messrs. Bowling and Richards. Both members of the Nominating and Corporate Governance Committee are “independent directors” as defined in The NASDAQ Stock Market, Inc. Marketplace Rules. Among other things, the Nominating and Corporate Governance Committee recommends individuals for election to the Board, develops guidelines for Board compensation and reviews and administers the Company’s corporate governance guidelines. The Nominating and Corporate Governance Committee met two times in 2005 and nominated the current Board nominees for Class III directors as described in this Proxy Statement.

Strategic Action Committee.    The Strategic Action Committee, which currently consists of Messrs. Bowling, Richards and Yates, met five times during 2005. The primary function of the Strategic Action Committee is to advise the Company on matters relating to corporate objectives and strategic initiatives.

Director Nomination Process

Our bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board. Stockholders wishing to submit nominations must notify us of their intent to do so on or before the date on which stockholder proposals to be included in the proxy statement for the stockholder meeting must be received by us as set forth under “DEADLINE FOR STOCKHOLDER PROPOSALS.”

The Nominating and Corporate Governance Committee does not set specific, minimum qualifications that nominees must meet in order for it to recommend them to the Board, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. The Nominating and Corporate Governance Committee, however, has established certain criteria it considers as guidelines in determining nominations to the Company’s Board. The criteria include, among other criteria the Nominating and Corporate Governance Committee may deem appropriate: (i) personal and professional integrity, ethics and values, (ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment, (iii) experience in the Company’s industry and with relevant social policy concerns, (iv) experience as a board member of another publicly held company, (v) academic expertise in an area of the Company’s operations and (vi) practical and mature business judgment, including ability to make independent analytical inquiries.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for Board service are re-nominated. As to new candidates, the Nominating and Corporate Governance Committee generally polls the Board members and members of management for their recommendations. The Nominating and Corporate Governance Committee may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts. The Nominating and Corporate Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates may be interviewed by the independent directors and executive management. In making its determinations, the Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominating and Corporate Governance Committee makes its recommendation to the Board. Recommendations received by stockholders will be processed and are subject to the same criteria as are other candidates recommended to the Nominating and Corporate Governance Committee. Historically, the Nominating and Corporate Governance Committee has not relied on third-party search firms to identify Board candidates. The Nominating and Corporate Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholder Communications with the Board of Directors

The Board has adopted the following procedures for stockholders to send communications to the Board or individual directors of the Company:

Stockholders seeking to communicate with the Board should submit their written comments to the Vice President—Legal and Corporate Affairs of the Company, Pemco Aviation Group, Inc., 1943 North 50th Street, Birmingham, Alabama 35212. The Vice President—Legal and Corporate Affairs of the Company will forward all substantive, responsible communications (excluding routine advertisements, business solicitations and communications that he or she, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of the Board, or, if applicable, to the individual director(s) named in the correspondence with a courtesy copy to the Chairman of the Board.

Board Attendance at Annual Meetings

The Company encourages all directors and director nominees to attend the Annual Meeting. In 2005, six of the seven directors attended the Annual Meeting.

Code of Ethics

The Company has established a Code of Ethics & Business Conduct (the “Code of Ethics”) that applies to its officers (including its chief executive officer, chief financial officer and controller), directors and employees.

The Code of Ethics contains general guidelines for conducting the Company’s business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K promulgated by the SEC.

Corporate Governance Documents

The Company’s corporate governance documents, including the Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter and Code of Ethics, are available, free of charge, on its website at www.pemcoaviationgroup.com under the heading “Investor.” The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Compensation of the Company’s Directors

The Company currently has an arrangement whereby each outside director earns an annual retainer of $28,000 plus $2,000 for each committee on which he serves as Chairman, and $2,000 plus expenses for attendance at each meeting of the Board and related activities. The directors also earn $2,000 plus expenses in connection with attendance at each meeting of a committee of the Board, except when a committee meets in conjunction with a full Board meeting. Pursuant to the Company’s Nonqualified Stock Option Plan, outside directors each receive an annual grant of options for 20,000 (5,000 in 2005) shares of Common Stock on the same date on which the Compensation Committee makes its annual grant of options to the Company’s officers and other key employees. The exercise price of the options granted to outside directors is the fair market value of the Common Stock on the date of the grant. All options granted to outside directors are immediately vested.

The Company currently has an arrangement whereby non-employee directors are compensated for special project work for Company-related activities that are outside of their normal duties as directors and members of committees of the Board. The arrangement provides for compensation at the rate of $2,000 per eight-hour day. During 2005, the Company paid the following amounts to non-employee directors for such special assignments: Michael E. Tennenbaum—$42,000 and Harold T. “Skip” Bowling—$20,000. In addition, the Company reimbursed Mr. Tennenbaum $15,736 in 2005 for use of a private aircraft.

The Company had a three-year retirement benefit for its directors payable after they retire or otherwise terminate their service as a director of the Company. On March 8, 2005, the Board voted to terminate the directors’ retirement plan and the aggregate amount of accrued benefits of $90,000 was paid in March, 2006.

Compensation Committee Interlocks and Insider Participation

Currently, the Compensation Committee consists of Messrs. Richards and Bowling. There were no insider participations nor Compensation Committee interlocks among the members of the Company’s Compensation Committee during 2005.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Management

The following table sets forth certain information with respect to each of the executive officers who served as executive officers of the Company as of March 23, 2006.

Name	Age	Position
Ronald A. Aramini	60	President, Chief Executive Officer and Director
John R. Lee	59	Senior Vice President and Chief Financial Officer
Doris K. Sewell	47	Vice President—Legal and Corporate Affairs
Randall C. Shealy	42	Vice President and Chief Accounting Officer
Eric L. Wildhagen	51	Vice President—Engineering and Product Support

Ronald A. Aramini was appointed as a member of the Board and became President and Chief Executive Officer of the Company in 2000. From 1996 to 1999, Mr. Aramini served as the Senior Vice President-Operations for America West Airlines, Inc. Prior to this position, he served as President and Chief Executive Officer of Allegheny Airlines from 1993 to 1996.

John R. Lee has served as Senior Vice President and Chief Financial Officer since 2000. From 1987 through 2000, Mr. Lee served as Vice President, Finance of Teledyne Brown Engineering, a division of Teledyne Technologies, Inc., a conglomerate of high technology businesses. Effective March 31, 2006, Mr. Lee retired from the Company.

Doris K. Sewell has served as Vice President—Legal and Corporate Affairs of the Company since 2000. From 1995 to 2000, Ms. Sewell served as Vice President, Corporate Counsel for Just For Feet, Inc. From 1990 to 1995, Ms. Sewell served as In-House Counsel for Bruno’s Inc.

Randall C. Shealy has served as Vice President—Accounting since joining the Company in December 2004. In May 2005, Mr. Shealy was appointed as the Chief Accounting Officer of the Company. From 2000 to 2004, Mr. Shealy served as Chief Financial Officer of Southern Research Institute located in Birmingham, Alabama. From 1985 to 2000, Mr. Shealy was employed in various capacities with Ernst & Young LLP in Birmingham, Alabama. Effective April 1, 2006, Mr. Shealy was appointed Senior Vice President and Chief Financial Officer of the Company.

Eric L. Wildhagen has served as Vice President—Engineering and Product Support since February 2001. From 2000 to 2001, Mr. Wildhagen served as Group Head—Mechanical Engineering, Gulfstream Corporation. From 1988 to 2000, Mr. Wildhagen served as Manager of Engineering for BAE Systems Corporation, an aircraft modification company.

Executive Compensation

Summary of Compensation

The following table sets forth a summary of the compensation paid or accrued during each of the last three fiscal years with regard to (i) the Company’s Chief Executive Officer and (ii) the four other highest paid officers of the Company who served as executive officers during 2005 and whose total salary and bonus exceeded $100,000 during 2005 (collectively the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Annual Compensation									Long-Term Compensation Awards
	Year	Salary($)		Bonus($)			Other Annual Compensation($)			Securities Underlying Options(#)	All Other Compensation($)(3)
Ronald A. Aramini President and Chief Executive Officer	2005 2004 2003	$ $ $	332,384 332,384 321,048	$	N/A N/A 300,000		$ $ $	398,950 370,271 372,667	(1)	7,500 25,000 70,000	$ $ $	2,297 1,481 1,419

John R. Lee Senior Vice President and Chief Financial Officer(4)	2005 2004 2003	$ $ $	212,992 210,444 199,914	$ $	N/A N/A 90,347		$ $	N/A N/A 110,187		4,000 12,000 16,000	$ $ $	877 862 813

Doris K. Sewell Vice President—Legal and Corporate Affairs	2005 2004 2003	$ $ $	176,080 174,000 164,692	$ $	N/A N/A 61,514			N/A N/A N/A		3,000 12,000 14,000	$ $ $	234 229 212

Randall C. Shealy Vice President and Chief Accounting Officer(4)	2005 2004	$ $	155,282 8,042		$10,000 N/A	(2)		$6,434 N/A	(2)	N/A N/A	$ $	132 6

Eric L. Wildhagen Vice President—Engineering and Product Support	2005 2004 2003	$ $ $	133,640 132,652 128,440	$	N/A N/A 31,164			N/A N/A N/A		500 3,000 6,000	$ $ $	248 240 144

(1)	Reflects $324,240 contributed to Mr. Aramini’s executive deferred compensation arrangement, $48,000 in housing allowances and $22,983 in auto allowance provided by the Company. In addition, $3,727 of premiums were paid on a life insurance policy for Mr. Aramini’s benefit.

(2)	Reflects a $10,000 signing bonus plus reimbursement of $6,434 for taxes on the signing bonus.

(3)	Reflects the Company paid portion of life insurance in excess of $50,000.

(4)	Effective March 31, 2006, Mr. Lee retired from the Company. Effective April 1, 2006, Mr. Shealy was appointed Senior Vice President and Chief Financial Officer of the Company.

Option Grants

The following table sets forth certain summary information concerning individual grants of stock options made during 2005 to the Named Executive Officers.

OPTION GRANTS IN 2005

Name	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted To Employees In 2005	Exercise Price ($/Sh)	Expiration Date	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
					5%	10%
Ronald A. Aramini	7,500	30.00%	$26.15	3/7/2015	$123,342	$1,422,415
John R. Lee	4,000	16.00%	$26.15	3/7/2015	$65,782	$682,759
Doris K. Sewell	3,000	12.00%	$26.15	3/7/2015	$49,337	$49,337
Randall C. Shealy	N/A	N/A	N/A	N/A	N/A	N/A
Eric L. Wildhagen	500	2.00%	$26.15	3/7/2015	$8,223	$20,838

(1)	These options were granted pursuant to the Company’s Nonqualified Stock Option Plan on March 7, 2005.

(2)	These amounts represent assumed rates of appreciation in the price of the Common Stock during the terms of the options in accordance with rates specified in applicable federal securities regulations. Actual gains, if any, on stock option exercises will depend on the future price of the Common Stock and overall stock market conditions. There is no representation that the rates of appreciation reflected in this table will be achieved.

Options Exercised

The following table sets forth certain information concerning exercises of stock options by the Named Executive Officers during 2005 and the number of options and value of unexercised options held by such persons at December 31, 2005.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized($)	Number of Shares Underlying Unexercised Options at Fiscal Year-End(#)	Value of Unexercised in-the-Money Options at Fiscal Year-End($)
			Exercisable/Unexercisable	Exercisable/Unexercisable(1)
Ronald A. Aramini	-0-	N/A	206,875/65,625	$1,085,400/$0
John R. Lee	10,000	$11,663	64,700/13,000	$246,236/$0
Doris K. Sewell	-0-	N/A	33,750/11,750	$45,030/$0
Randall C. Shealy	-0-	N/A	N/A / N/A	N/A / N/A
Eric L. Wildhagen	-0-	N/A	11,725/3,375	$6,272/$0

(1)	Based on $17.61 per share, the closing price reported by NASDAQ for the Company’s Common Stock on December 30, 2005.

Pension Plans

The executive officers of the Company are eligible to participate in the pension plan of Pemco Aeroplex, Inc., a wholly-owned subsidiary of the Company (the “Pension Plan”). The following table sets forth the annual retirement benefits payable under the Pension Plan upon retirement at age 65 assuming (i) an employee’s average annual compensation for the five-year period preceding retirement and (ii) actual retirement on January 1, 2006.

PENSION PLAN TABLE(1)

Remuneration	Years of Service
	15	20	25	30
$125,000	$20,910	$27,880	$34,850	$41,820
140,000	23,160	30,880	38,600	46,320
160,000	26,160	34,880	43,600	52,320
165,000	26,910	35,880	44,850	53,820
170,000	27,660	36,880	46,100	55,320
205,000	32,910	43,880	54,850	65,820
210,000	33,660	44,880	56,100	67,320
225,000	33,660	44,880	56,100	67,320
300,000	33,660	44,880	56,100	67,320
400,000	33,660	44,880	56,100	67,320
450,000	33,660	44,880	56,100	67,320
500,000	33,660	44,880	56,100	67,320

(1)	This table assumes: (a) remuneration is latest five-year average annual salary, (b) retirement is at age 65 or later and (c) payment is in the form of a single life annuity.

The Pension Plan is a tax qualified defined benefit plan and is subject to certain maximum benefit provisions. The Pension Plan benefit formula is equal to:

(a)	Compensation for the last five years of benefit service not to exceed $210,000 for 2005, multiplied by 1% then multiplied by the employee’s years of credited service (not to exceed 30 years), plus

(b)	$144 multiplied by the employee’s years of credited service (not to exceed 30 years).

The compensation utilized in the Pension Plan formula includes base pay and does not consider bonuses, including those bonuses reflected in the Summary Compensation Table. As of December 31, 2005, the approximate years of credited service for each of the Named Executive Officers were as follows: Mr. Aramini: 6 years; Mr. Lee: 6 years; Ms. Sewell: 6 years; Mr. Shealy: 1 year; and Mr. Wildhagen: 5 years. Pension Plan benefits are not subject to deduction for Social Security or other offset amounts.

Compensation Plans

On November 2, 1990, the Board adopted a 401(k) Savings Plan for employees of the Company and its subsidiaries effective October 1, 1990 (the “401(k) Plan”), which is qualified under Subsection 401(k) of the Internal Revenue Code. All employees of the Company and its subsidiaries who (i) are not covered by any collective bargaining agreement and (ii) have attained age 21, may join the 401(k) Plan. The 401(k) Plan allows employees to defer some of their pre-tax income by investing in the 401(k) Plan. Deferred amounts representing up to 15% of compensation per year (in 2005 not to exceed $14,000 for employees under the age of 50, and $18,000 for employees aged 50 and above) can be deposited in the 401(k) Plan where they may earn income tax-free until distribution. Although the 401(k) Plan allows for matching contributions by the Company, as of the date of this Proxy Statement, matching contributions have only been made to the employees of Pemco Engineers, Inc. pursuant to the collective bargaining agreement between the Company and the United Automobile, Aerospace, and Agricultural Implement Workers of America. An administrative committee composed of three employees of the Company currently administers the 401(k) Plan. Directors who are not also employees of the Company are not eligible to participate in the 401(k) Plan.

Employment Contracts

Pursuant to an agreement effective January 1, 2000, as amended and restated as of May 3, 2002 and as further amended as of May 13, 2003 (the “Employment Agreement”), Ronald A. Aramini became President and

Chief Executive Officer of the Company. The Employment Agreement covers the period from January 1, 2000 until December 31, 2007 (the “Employment Period”).

The Employment Agreement provides for an annual base salary of $250,000, with the base salary to be reviewed by the Company and subject to increase in its discretion from time to time. Mr. Aramini is entitled to an annual bonus that could permit him to earn up to 175% of his base salary depending on the operating profits of the Company and the performance of Mr. Aramini. The Employment Agreement originally granted Mr. Aramini options to purchase 100,000 shares of the Company’s Common Stock, 20% of which vested immediately and the remainder vest at the rate of 20% per year. Under the terms of the amendment and restatement to the Employment Agreement dated May 3, 2002, Mr. Aramini was granted additional options to purchase 20,000 shares of Common Stock, which options vested on January 1, 2005. Under the terms of an amendment entered into as of May 13, 2003, Mr. Aramini was granted additional options to purchase 40,000 shares of Common Stock, which options vest at a rate of 20,000 shares per year on each of January 1, 2006 and January 1, 2007. Mr. Aramini is also entitled to vacation, employee benefits under the Company’s employee benefits plans, an annual car and housing allowance, and a household improvement allowance in conjunction with his move to the Birmingham, Alabama area.

Under the Employment Agreement, Mr. Aramini is entitled to various amounts on the termination of his employment. In the event Mr. Aramini is terminated without cause, he is entitled to receive his base salary and employee benefits until the earliest of (i) twenty-four months following the date of termination, (ii) the expiration of the Employment Period or (iii) the date Mr. Aramini becomes eligible to receive such salary and benefits from some other source (determined on a benefit-by-benefit basis). In addition, in the event Mr. Aramini is terminated without cause or if a change in control of the Company occurs, any unvested stock options will immediately vest. If Mr. Aramini is terminated with cause, he is entitled to receive his base salary and accrued vacation through the date of his termination.

As of May 3, 2002, the Company and Mr. Aramini entered into an executive deferred compensation agreement and an associated “rabbi trust.” The agreement provides for an initial lump-sum contribution of $562,140 to the trust. For each of the 2002, 2003, 2004, and 2005 full calendar years of employment, the agreement provides for Company lump sum trust contributions of $287,820, $308,560, $296,000 and $324,240, respectively, following year-end. On May 16, 2003, the Company and Mr. Aramini amended the executive deferred compensation agreement to, among other things, provide for Company lump sum trust contributions for each of the 2006 and 2007 full calendar years of employment of $359,861 and $380,326, respectively. Company contributions to the trust are invested by the trustee and are to be disbursed to Mr. Aramini in accordance with the terms of the agreement; however, funds are subject to the claims of Company creditors until distributed per the agreement. The agreement provides for the distribution to Mr. Aramini of the funds held by the trust upon the termination of his employment other than for cause. Termination after a change in control of the Company is, under the agreement, a termination other than for cause. Finally, the agreement provides for the distribution of trust funds to a beneficiary upon Mr. Aramini’s death prior to distribution to him.

Change in Control Arrangements

Mr. John Lee, Ms. Doris Sewell and Mr. Eric Wildhagen have Letter Agreements with the Company. These agreements provide that upon a change in control the named executive shall receive severance of one year’s salary.

COMPENSATION COMMITTEE REPORT

The Compensation Committee is responsible for administering the Company’s compensation policies and practices and approves all elements of compensation for executive officers. Set forth below in full is the Report of the Compensation Committee regarding the compensation paid by the Company to its executive officers during 2005.

Compensation Philosophy

In determining the compensation payable to the Company’s executive officers, the Compensation Committee seeks to achieve the following objectives:

•	Motivate executives to achieve the goals set forth in the Company’s annual business plan,

•	Focus executives on achieving predetermined individual and team goals that complement the annual business plan,

•	Provide the opportunity for executives to earn highly competitive compensation in a cost effective manner, and

•	Create a common interest between executive officers and the Company’s stockholders through the use of stock options that link a portion of each executive officer’s compensation to the value of the Common Stock.

Compensation Program

The Company establishes base salaries for management positions at the industry or market levels. Annual increases in the base salary, if any, are determined by performance levels achieved and the Company’s overall financial performance for the year. During 2005, the Company continued its comprehensive compensation program that was fully implemented in 2001, which recognizes both short and long-term performance (the “Incentive Program”). The Incentive Program defines the process and standards for awarding both cash awards, and, to a select number of key executives, stock option awards, to recognize long-term objectives. The Incentive Program targets management as well as selected key contributors of the Company’s business units. The Incentive Program is based upon the following target award concepts:

•	Short-Term Compensation:

—	Participants are eligible for a target annual incentive to be paid in cash that is expressed as a percentage of base salary. In 2005, the incentive was based 70% on Company financial performance and 30% on personal goal achievement;

—	Incentive award size will be generally consistent with competitive pay levels for each organizational level and will reflect internal value to the Company; and

—	Assuming the Company’s threshold performance levels are achieved, target incentive awards will be adjusted based on the Company’s performance versus corporate goals and on individual performance versus individual or team goals.

•	Long-Term Compensation:

—	Each year a select number of executives may receive stock options that vest over a period determined by the Compensation Committee.

Other Compensation Committee Activities

As the Company’s executive management and staff have been enhanced, the Compensation Committee has been active with the Board and Chief Executive Officer to review all compensation offers made to key executives to ensure consistency with the guidelines of the Incentive Program.

In April 2006, the Compensation Committee will meet with the President and Chief Executive Officer to review recommendations and approve short and long-term compensation awards for executive officers (other than the President and Chief Executive Officer) and other employees based on the Company’s 2005 performance.

Compensation of Chief Executive Officer

Mr. Ronald A. Aramini was hired as President and Chief Executive Officer of the Company effective January 1, 2000. Based on the Company failing to meet key objectives in 2004, the Compensation Committee kept Mr. Aramini’s annual salary at $332,384 for 2005 and reduced his 2005 stock options award to 7,500 shares of Common Stock.

Deductibility of Compensation in Excess of $1 Million Per Year

Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a company’s chief executive officer and any of its four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. For 2005, the Company does not anticipate that there will be nondeductible compensation for the Company positions in question. The Compensation Committee plans to continue to review the matter for 2006 and future years in order to determine the extent of possible modification to the Company’s compensation arrangements.

Compensation Committee:

Harold T. “Skip” Bowling

Thomas C. Richards

STOCK PRICE PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return on the Common Stock, Standard & Poor’s 500 Stock Index, Standard & Poor’s Aerospace/Defense Stock Index and Standard & Poor’s Airline Stock Index as prepared by Standard & Poor’s Compustat-Custom Business Unit. The graph assumes that $100 was invested in each security/market index on December 31, 2000 and calculates the return through December 31, 2005, assuming all dividends are reinvested. The stock price of the Common Stock on the following graph is not necessarily indicative of future stock price performance.

This stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions With Management

On April 23, 2002, the Company loaned Mr. Aramini, its President and Chief Executive Officer, $425,000 under the terms of a Promissory Note. The Promissory Note carries a fixed interest rate of 5% per annum and the principal and accrued but unpaid interest is due and payable within 60 days of Mr. Aramini’s termination of employment with the Company. As of March 23, 2006, the total outstanding principal and accrued interest on the Promissory Note was $507,797.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of the Common Stock as of March 23, 2006 by (i) the Named Executive Officers, directors and nominees for director, (ii) all of the Company’s executive officers and directors as a group and (iii) all other stockholders known by the Company to own beneficially more than five percent of the Common Stock.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent Beneficially Owned (%)(3)
Michael E. Tennenbaum	1,104,410	(4)	26.8%
Tennenbaum & Co., LLC	1,004,566	(5)	24.4%
Babson Capital Management LLC	1,000,000	(6)	24.3%
MassMutual Life Insurance	1,000,000	(6)	24.3%
Clarium LP	430,440	(7)	10.5%
Hovan Capital Management, LLC	400,150		9.7%
Rustic Canyon Ventures, L.P.	300,000		7.3%
FMR Corp.	245,280	(8)	6.0%
Ronald A. Aramini	240,540		5.8%
Thomas C. Richards	124,594		3.0%
Harold T. “Skip” Bowling	99,498		2.4%
John R. Lee(9)	68,800		1.7%
Ronald W. Yates	53,708		1.3%
Doris K. Sewell	41,000		1.0%
Robert E. Joyal	18,333		*
Eric L. Wildhagen	14,100		*
Hugh Steven Wilson	1,000		*
Randall C. Shealy(9)	0		*
All Executive Officers, Directors and Director Nominees as a group (11 persons)	1,765,983		42.8%

*	Less than 1%

(1)	The address for Michael E. Tennenbaum, Tennenbaum & Co., LLC (“TCO”) and Tennenbaum Capital Partners, LLC (“TCP”) is 2951 28th Street, Suite 1000, Santa Monica, California 90405. The address for David L. Babson & Company, Inc. (“Babson”), is 1500 Main Street, Springfield, Massachusetts 01115. The address for Massachusetts Mutual Life Insurance Company (“MassMutual Insurance”) is 1295 State Street, Springfield, Massachusetts 01111. The address for Clarium LP is 555 California Street, Suite 4360, San Francisco, CA 94104. The address for Hovan Capital Management, LLC is 81 Beach Road, Belvedere, California 94920. The address for Rustic Canyon Ventures, L.P. is 220 West First Street, 6th Floor, Los Angeles, California 90012.

(2)	Includes the following shares issuable upon the exercise of outstanding stock options which are exercisable within 60 days of March 23, 2006 (“Option Shares”): Mr. Tennenbaum 99,844 Option Shares; Mr. Aramini 240,540 Option Shares; General Richards 123,500 Option Shares; Mr. Bowling 99,498 Option Shares; Mr. Lee 68,800 Option Shares; General Yates 53,708 Option Shares; Ms. Sewell 41,000 Option Shares; Mr. Joyal 18,333 Option Shares; and Mr. Wildhagen 14,100 Option Shares. Beneficial ownership of stockholders with more than 5% beneficial ownership of the Common Stock of the Company has been determined by the Company from the most recent filings as of March 23, 2006 made by such stockholders with the SEC under Section 13 of the Exchange Act.

(3)	Percentage ownership is based on 4,120,486 shares of Common Stock outstanding as of March 23, 2006. In the case of persons who possess outstanding stock options, percentage ownership is based on shares of Common Stock outstanding as of March 23, 2006 and the number of shares underlying options held by such person exercisable within 60 days from said date.

(4)	Mr. Tennenbaum may be deemed to beneficially own 1,104,410 shares of the Common Stock, which includes 456,809 shares which he has shared voting and dispositive power with TCP, SVIM/MSM, LLC (“SVIM/MSM”) and TCO, 215,211 shares which he has shared voting and dispositive power with TCP, SVIM/MSM II, LLC (“SVIM/MSM II”) and TCO, 3,730 shares which he has shared voting and dispositive power with TCP, TCO and a separate account managed by TCP, 328,816 shares which he has shared voting and dispositive power with TCP and TCO, and 99,844 shares issuable to Mr. Tennenbaum upon the exercise of outstanding stock options that are exercisable within 60 days of March 23, 2006.

(5)	TCO may be deemed to beneficially own 1,004,566 shares of the Common Stock, which includes 456,809 shares which it has shared voting and dispositive power with TCP, SVIM/MSM and Mr. Tennenbaum, 215,211 shares which it has shared voting and dispositive power with TCP, SVIM/MSM II and Mr. Tennenbaum, 3,730 shares which it has shared voting and dispositive power with TCP, Mr. Tennenbaum and a separate account managed by TCP and 328,816 shares which it has shared voting and dispositive power with TCP and Mr. Tennenbaum.

(6)	Includes 150,000 shares owned by MassMutual High Yield Partners II LLC (“Mass Mutual High Yield”), 92,900 shares owned by Tower Square Capital Partners, L.P. (“Tower Square”) and 3,652 shares owned by TSCP Selective, L.P. (“TSCP”) as to which Babson and MassMutual Insurance share voting and dispositive power, and as to which Babson and MassMutual Insurance disclaim beneficial ownership. MassMutual Insurance claims beneficial ownership of 753,448 shares, as to which Babson disclaims beneficial ownership. Babson provides investment advice to MassMutual Insurance, Tower Square and TSCP pursuant to advisory agreements with those entities and to MassMutual High Yield, pursuant to authority delegated by MassMutual Insurance. Mr. Joyal disclaims beneficial ownership of the 1,000,000 shares described in this footnote. This information is based solely upon our review of Amendment No. 4 to Schedule 13D filed by David L. Babson & Company, Inc. and certain related parties with the SEC on November 15, 2002, reporting beneficial ownership as of November 6, 2002.

(7)	Includes 48,743 shares owned by Clarium Capital Management LLC, an affiliate of Clarium LP. The address of Clarium LP is 555 California Street Suite 4360, San Francisco, California 94104. This information is based solely upon our review of Amendment No. 3 to Schedule 13G filed by Clarium LP and Capital Management LLC with the SEC on February 14, 2006, reporting beneficial ownership as of December 31, 2005.

(8)	Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., acts as investment advisor to Fidelity Low Priced Stock Fund, which holds 245,280 shares of the Company’s Common Stock. This information is based solely upon our review of Schedule 13G filed by FRM Corp. with the SEC on February 14, 2005, reporting beneficial ownership as of December 31, 2004.

(9)	Effective March 31, 2006, Mr. Lee retired from the Company. Effective April 1, 2006, Mr. Shealy was appointed Senior Vice President and Chief Financial Officer of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, directors, executive officers and beneficial owners of ten percent or more of the Common Stock (“Reporting Persons”) are required to report to the SEC on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of the Common Stock. Based solely on its review of such forms received by it, the Company believes that all filing requirements applicable to its directors, executive officers and beneficial owners of ten percent or more of the Common Stock were complied with during 2005.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

General

The Audit Committee of the Board of Directors of the Company has selected Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm for 2006. The Audit Committee considered the provision of non-audit services by Grant Thornton in its determination regarding Grant Thornton’s independence. It is expected that a representative of Grant Thornton will be present at the Annual Meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he so desires.

On October 12, 2004, the Company’s Audit Committee dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm and engaged Grant Thornton to serve as its independent registered public accounting firm for the 2004 fiscal year effective October 12, 2004. Grant Thornton has audited the financial statements of the Company for the years ended December 31, 2004 and December 31, 2005.

The reports of Ernst & Young on the Company’s financial statements for the fiscal years preceding Ernst & Young’s dismissal, which ended December 31, 2003, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Following is a description of all “disagreements” described in Item 304(a)(1)(iv) of Regulation S-K promulgated by the SEC that occurred with respect to the Company and Ernst & Young between January 1, 2002 and October 12, 2004.

In performing its review for the quarterly period ended June 30, 2003, Ernst & Young disagreed with management of the Company relating to the Company’s proposed adjustment, in the quarterly period ended March 31, 2003, of the workers’ compensation reserve. Management represented to Ernst & Young that there had been an error in the first quarter related to the workers’ compensation reserve. Management indicated that the entry to reduce the workers’ compensation accrual was the result of a mathematical mistake by the actuary. Upon further review by Ernst & Young, including discussions between Ernst & Young and the Company’s actuary, Ernst & Young concluded that the adjustment in the first quarter was a change in estimate resulting from an appropriate change in certain assumptions underlying the workers’ compensation reserve, not an error that resulted from a mathematical mistake. Management subsequently concluded that the matter represented a change in estimate and accounted for it accordingly. The Audit Committee discussed the subject matter of the disagreement with Ernst & Young. The Company has authorized Ernst & Young to respond fully to any inquiries of Grant Thornton concerning this subject matter.

Following is a description of all “reportable events” described in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC that occurred with respect to the Company between January 1, 2002 and October 12, 2004. The Company previously reported the events described below in (i) Item 9A of Part II of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, (ii) Item 4 of Part I of the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, and June 30, 2004, and (iii) Exhibit 99.1 to the Company’s Current Report on Form 8-K that was filed with the SEC on April 21, 2004.

During the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2003, Ernst & Young advised the Company’s Audit Committee it had identified reportable conditions that together constitute a material weakness in internal controls over financial reporting necessary to the Company’s development of reliable financial statements. The conditions Ernst & Young identified as together constituting the material weakness in internal controls involved the incorrect application of generally accepted accounting principles as a result of personnel in certain areas of the Company who did not have a full understanding of pertinent accounting and financial reporting principles and as a result of the untimely resolution of errors. The resulting reportable conditions were (i) the lack of appropriate analysis and support for revenue recognition matters; (ii) lack of appropriate analysis and support pertaining to estimates to complete certain contracts made in connection with projecting losses on contracts in a current period; (iii) lack of appropriate analysis and support for inventory accounting matters; and (iv) lack of appropriate analysis and support for the reconciliation of intercompany transactions. The Audit Committee discussed the subject matter with Ernst & Young.

The Company implemented the following corrective action plan to remediate the material weakness identified during the audit of the 2003 financial statements: (i) re-evaluated and added staffing and level of expertise; (ii) increased training of its corporate and accounting staff to heighten awareness among corporate and accounting personnel of generally accepted accounting principles; (iii) established policies and procedures, including documentation, designed to enhance coordination and reporting procedures between management and the Company’s accounting staff; (iv) centralized review and monitoring of accounting issues; and (v) re-allocated senior accounting personnel to provide additional on-site supervision of accounting functions.

The corrective action plan was not implemented with sufficient time prior to the audit of the 2004 financial statements to fully remediate the material weakness identified in the prior year. Additionally, during the audit of the 2004 financial statements, the Company’s independent registered public accounting firm identified the following material weaknesses in internal control over financial reporting: (i) lack of appropriate controls to timely record liabilities for services performed in 2004 for which the invoices were not processed at December 31, 2004; (ii) lack of appropriate analysis and support for inventory matters; (iii) lack of appropriate analysis and support for payroll accruals; (iv) lack of adequate evaluation of leasehold improvements placed in service from 1989 to 2001; and (v) lack of segregation of duties related to system access controls. Internal controls related to the reconciliation and reviews of these accounts were not operating sufficiently to detect and correct potential errors to the financial statements. The Company has expanded the scope of the corrective action plan to include a comprehensive review of the overall internal control structure and information systems modification requirements in an effort to remediate the material weaknesses which existed as of December 31, 2004.

The Company authorized Ernst & Young to respond fully to any inquiries of Grant Thornton concerning the matters described above.

The Company provided Ernst & Young with a copy of the disclosures made in the Form 8-K that was filed with the SEC on October 18, 2004 to report the replacement of the independent registered public accounting firm and requested that Ernst & Young furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The Company has received a letter from Ernst & Young addressed to the SEC indicating whether it agreed with the above statements. A copy of that letter, dated as of October 17, 2004, was attached to the Form 8-K filing as Exhibit 16.1.

During the fiscal year ended December 31, 2003 and through October 12, 2004, the effective date of Grant Thornton’s engagement, the Company did not consult with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any of the above-described matters that were reportable pursuant to Item 304(a)(iv) or (a)(v) of Regulation S-K promulgated by the SEC.

During the Company’s fiscal year ended December 31, 2003 and during the interim period from January 1, 2004 through October 12, 2004, the Company did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K promulgated by the SEC.

Audit and Other Fees

The following table provides information relating to the fees billed by Grant Thornton during the fiscal year ended December 31, 2005 and by Grant Thornton and Ernst & Young during the fiscal year ended December 31, 2004.

	2005		2004
Audit Fees	$461,899		$547,100	(1)
Audit Related Fees	$92,940	(2)	$71,504	(3)
Tax Fees	$58,269	(4)	$55,187	(4)
All Other Fees	$9,200	(5)	$915	(6)

TOTAL	$622,308		$674,706

(1)	Audit fees include $177,100 paid to Ernst & Young for the review of the first and second quarters Forms 10-Q.
(2)	Audit related fees include $83,940 paid for employee benefit plan audits and $9,000 for audit procedures performed on schedules provided to lessors.
(3)	Audit related fees include $55,000 paid to Ernst & Young for employee benefit plan audits and $16,504 paid to Grant Thornton for audit procedures performed on schedules provided to lessors.
(4)	Tax fees paid to Ernst & Young and Grant Thornton in 2004 and 2005, respectively, for tax compliance services.
(5)	All other fees include $9,200 related to Section 404 controls documentation training.
(6)	All other fees include $915 paid to Ernst & Young for an online subscription accounting service.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company’s Independent Auditors

The Audit Committee has established a policy that all audit and permissible non-audit services provided by the Company’s independent auditors will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the Company’s auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Company’s independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. There are no exceptions to the policy of securing pre-approval of the Audit Committee for any service provided by the Company’s independent accounting firm.

AUDIT COMMITTEE REPORT

The Audit Committee hereby submits the following report:

•	We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2005.

•	We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board’s Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the auditors the auditors’ independence.

•	We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, Communications with Audit Committee, as currently in effect.

Based on the reviews and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. It should be noted that management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.

Audit Committee:

Robert E. Joyal

Thomas C. Richards

Ronald W. Yates

DEADLINE FOR STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the Company’s 2007 Annual Meeting of Stockholders must be received by the Company by December 12, 2006 to be considered for inclusion in the Company’s proxy statement relating to such meeting.

The Company’s Bylaws require stockholders to give the Company advance notice of any proposal or director nomination to be submitted at any meeting of stockholders. The Bylaws prescribe the information to be included in such notice. In accordance with the Company’s Bylaws, a stockholder must notify the Company after February 10, 2007 and before March 12, 2007 of a proposal for the 2007 Annual Meeting which the stockholder intends to present other than by inclusion in the Company’s proxy material. If the Company does not receive such notice after February 10, 2007 and prior to March 12, 2007, proxies solicited by the Board of Directors of the Company will confer discretionary authority to vote upon any such matter. Any proposal must be submitted in writing by Certified Mail, Return Receipt Requested, to Pemco Aviation Group, Inc., Attention: Secretary, 1943 North 50th Street, Birmingham, Alabama 35212.

ANNUAL REPORT TO STOCKHOLDERS

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES THERETO, AS FILED WITH THE SEC, IS ENCLOSED WITH THIS PROXY STATEMENT. IF SUCH ANNUAL REPORT ON FORM 10-K IS NOT SO INCLUDED, PLEASE ADDRESS NOTIFICATION TO PEMCO AVIATION GROUP, INC., ATTENTION: VICE PRESIDENT—LEGAL AND CORPORATE AFFAIRS, 1943 NORTH 50th STREET, BIRMINGHAM, ALABAMA 35212.

OTHER MATTERS

The Company does not know of any business other than that described herein which will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares represented by Proxies will be voted in accordance with the best judgment of the persons named therein or their substitutes.

BY ORDER OF THE BOARD OF DIRECTORS

Ronald A. Aramini

President and Chief Executive Officer

Birmingham, Alabama

April 11, 2006

Pemco Aviation Group, Inc.

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Mark this box with an X if you have made

changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.

For Withhold

01 - Robert E. Joyal

02 - Michael E. Tennenbaum

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

PLEASE DATE THIS PROXY AND SIGN IT EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SHARES ARE HELD BY A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF SHARES ARE HELD BY A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN

AUTHORIZED PERSON.

Signature 1 - Please keep signature within the box Signature 2 - Please keep signature within the box Date (mm/dd/yyyy)

1 U P X HHH P P P P 0053431

Proxy - Pemco Aviation Group, Inc.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO

BE HELD ON MAY 11, 2006

The undersigned stockholder of Pemco Aviation Group, Inc., a Delaware corporation (the “Company”), hereby appoints Harold T. “Skip” Bowling and Doris K. Sewell, and each of them, as proxies for the undersigned with full power of substitution, to attend the annual meeting of the Company’s stockholders to be held on May 11, 2006 at 9:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the annual meeting with all powers possessed by the undersigned if personally present at the annual meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the annual meeting or any adjournment or postponement thereof, are hereby expressly revoked.

PLEASE MARK, DATE, SIGN AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)

• Call toll free 1-866-463-1147 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the simple instructions provided by the recorded message.

To vote using the Internet

• Go to the following web site:

WWW.COMPUTERSHARE.COM/US/PROXY

• Enter the information requested on your computer screen and follow the simple instructions.

C0123456789 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 5:30 p.m., Central Daylight Time on May 10, 2005.

THANK YOU FOR VOTING

MMMMMMMMMMMM

Pemco Aviation Group, Inc.

MR A SAMPLE

DESIGNATION (IF ANY)

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Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

For Withhold

01 - Robert E. Joyal

02 - Michael E. Tennenbaum

B Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

PLEASE DATE THIS PROXY AND SIGN IT EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SHARES ARE HELD BY A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF SHARES ARE HELD BY A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

Signature 1 - Please keep signature within the box Signature 2 - Please keep signature within the box Date (mm/dd/yyyy)

1 U P X HHH P P P P 0053432

Proxy - Pemco Aviation Group, Inc.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2005

The undersigned stockholder of Pemco Aviation Group, Inc., a Delaware corporation (the “Company”), hereby appoints Harold T. “Skip” Bowling and Doris K. Sewell, and each of them, as proxies for the undersigned with full power of substitution, to attend the annual meeting of the Company’s stockholders to be held on May 11, 2005 at 9:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the annual meeting with all powers possessed by the undersigned if personally present at the annual meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof. All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the annual meeting or any adjournment or postponement thereof, are hereby expressly revoked.

PLEASE MARK, DATE, SIGN AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.